                                                                      Exhibit 21

PARENTS AND SUBSIDIARIES


              AMERICAN STANDARD COMPANIES INC. (DELAWARE) - REGISTRANT

                                                                         Subsid-
                                                                         iaries*
   U.S. SUBSIDIARIES:

   American Standard Inc. (Delaware) - Immediate Parent
       The American Chinaware Company (Delaware)
       American Standard Financial Corporation (Delaware)
       American Standard Shared Services Inc. (Delaware)
       Amstan Air Inc. (Delaware)
       Amstan Logistics Inc. (Delaware)
       A-S Energy, Inc. (Texas)
       Rand Trane Dallas Inc. (Delaware)
            FACS Facility Services, Inc. (Texas)
       Standard Compressors Inc. (Delaware)
       Trane Comfort Solutions Inc. (Delaware)
       Trane Puerto Rico Inc. (Delaware)
       WABCO Automotive Control Systems Inc. (Delaware)
       WABCO Automotive Holdings Inc. (Delaware)
            WABCO Air Compressor Holdings Inc. (Delaware)

   American Standard International Inc. (Delaware)
       American Standard Credit Inc. (Delaware)
       American Standard Trane Brands, Inc. (Delaware)
       American Standard Trane, Ltd. (Delaware)
       American Standards Inc. (Delaware)
       A-S Thai Holdings Ltd. (Delaware)
       Hermann Trane Harrisburg Inc. (Delaware)
       Ives Trane NY, Inc. (Delaware)
       SAU Corp. (Delaware)
       The Trane Company (Delaware)
       Trane Central America, Inc. (Delaware)
       Trane Export LLC (Delaware)
       Trane General Corporation (Delaware)
       Trane India Ltd. (Delaware)
       WABCO Korea Inc. (Delaware)
       WABCO Standard Export Ltd. (Delaware)
       World Standard Ltd. (Delaware)

   (Jado Design Armatur und Beschlag A.G. (Germany) - Immediate Parent)
       Jado Bathroom and Hardware Manufacturing Corporation (Delaware)


   FOREIGN SUBSIDIARIES:

       AIR CONDITIONING PRODUCTS

            (Wabco Standard French Holdings SNC - Immediate Parent)
               Societe Trane (France)

            (Wabco Standard French Holdings SNC & WABCO Standard TRANE
             B.V. - Immediate Parents)
               Trane Service Company (Egypt)
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PARENTS AND SUBSIDIARIES - (Continued)                                   Subsid-
                                                                         iaries*
       Air Conditioning Products (continued)

              (The Trane Company - Immediate Parent)
                WABCO Standard Trane S.A. (Switzerland)
                  Trane Korea, Inc. (Korea)
                TM Air Conditioning Sdn. Bhd. (Malaysia)   (70%)
                TM Sales and Service Sdn. Bhd. (Malaysia)
                Trane Airconditioning Pte. Ltd. (Singapore)
                  TTS Technical Services Limited (Taiwan)
                Trane de Argentina S.A. (Argentina)
                Trane de Chile S.A. (Chile) (70%)
                Trane de Colombia (Colombia)
                Trane de Mexico, S.A. de C.V. (Mexico)
                Trane do Brasil Industria e Comercio Ltda. (Brazil) Trane Servicefirst, C.A. (Venezuela)
                Trane (Thailand) Ltd. (Thailand)

              (The Trane Company &  Trane (Thailand) Ltd. - Immediate Parents)
                Airco Ltd. (Thailand) (50%)
                 Prime Air Ltd. (Thailand)

              (American Standard International Inc. - Immediate Parent)
                American Standard Foreign Sales Limited (Bermuda)
                 American Standard Foreign Trading Limited (Bermuda)
                EBB Holdings Limited (Barbados)
                 EBB-Argentina, S.A. (Argentina)
                 EBB-Chile Ltda. (Chile) (99.99%)
                 EBB-Peru, S.r.L. (Peru) (70%)
                Trane Hellas S.A. (Greece)
                TAC Distribution Pte. Ltd. (Singapore)
                Trane (Ireland) Limited (Ireland)
                TROC Airconditioning Ltd. (Taiwan)
                WABCO Standard TRANE B.V. (Netherlands)
                 Filairco Ltd. (Philippines)
                 TDU Pty. Ltd. (Australia)
                  Environmental Technologies Australia Pty. Ltd.(Australia)
                 Trane AirConditioning B.V. (Netherlands)
                 Trane Deutschland GmbH (Germany)
                 Trane Espanola S.A. (Spain)
                 Trane Aire Acondicionado, S.A. (Spain)
                 Trane Europe B.V. (Netherlands)
                 Trane GmbH (Austria)
                 Trane (Schweiz) AG (Switzerland)
                 Trane Italia S.r.l. (Italy)
                 Trane S.A.E. (Egypt)  (91.58%)

              (American Standard Foreign Trading Limited and The Trane Company - ImmediateParents)
                ASI China Holdings Limited (Cayman Islands)

              (American Standard Inc. and The Trane Company - Immediate Parents)
                ASI China Holdings (Cayman Islands)

              (ASI China Holdings - Immediate Parent)
                  A-S Air Conditioning Products Limited (Cayman Islands)(52.50%)
                    A-S Air Conditioning System (Shanghai) Company Limited (PRC) A-S Air Conditioning System (Tianjin) Co. Ltd. (PRC) Hangzhou A-S Air Conditioning Technical Services Co.
                    JTA China Imports Limited (Hong Kong)
                    Teling Jiangnan (Taicang) Air Conditioning Co. Ltd. (PRC) (96.50%)
                    Jiangsu Teling Electric Chiller Co. Ltd. (PRC)
                    T-J Technical Services Ltd. (Hong Kong)
                    E-Shum Technical Services Co. Ltd. (PRC) (70%)

PARENTS AND SUBSIDIARIES  -  (Continued)                                 Subsid-
                                                                         iaries*
     Air Conditioning Products (continued)

              (American Standard (U.K.) Limited - Immediate Parent)
                Trane Limited (U.K.)
                Trane (United Kingdom) Limited (U.K.)
                 Trane (Scotland) Limited (Scotland)

              (American Standard International Inc. & WABCO Standard
               TRANE B.V. - Immediate Parents)
                American Standard Trane Japan, Ltd. (Japan)
                  Trane Reinetsu Service Co., Ltd. (Japan)

              (Ideal Standard Europe B.V. - Immediate Parent)
                  Trane CR Spol sro. (Rep. of Czechoslavakia)
                  Trane Hungary KFT (Hungary)
                  Trane Klima Ticaret AS (Turkey) (99%)
                  Trane Polska Sp.Z.O.O. (Poland)
                  Trane Technologies LLC (Russian Federation)

              (WABCO Automotive AB (Sweden) - Immediate Parent)
                  Trane Sweden AB (Sweden)


              VEHICLE CONTROL SYSTEMS

              (American Standard International Inc. - Immediate Parent)
                 WABCO Standard TRANE B.V. (Netherlands)
                       WABCO Austria G.m.b.H. (Austria)
                       WABCO Automotive AB (Sweden)
                       WABCO Automotive B.V. (Netherlands)
                            WABCO brzdy k vozidlum spol. S.r.o. (Rep. of
                            Czechoslovakia)
                      WABCO Belgium S.A.-N.V. (Belgium)
                      WABCO B.V. (Netherlands)
                      WABCO Espana S.A. (Spain)
                      WABCO Europe B.V. (Netherlands)
                      WABCO Polska Spolka Z Ograniczona Odpowiedzia ( Poland)
                      WABCO Sandown B.V. (Netherlands)                         1
                      WABCO (Schweiz) AG (Switzerland)

              (WABCO Standard TRANE B.V. & American Standard Italia S.r.l. -
                     Immediate Parents)
                 WABCO Standard French Holdings SNC (France)
                       WABCO Westinghouse S.A. (France)
                            WABCO France SNC (France)

              (American Standard Italia S.r.l. and American Standard
                    International Inc. - Immediate Parents)
                  American Standard (U.K.) Limited (England)
                        Clayton Dewandre Holdings Limited (England)
                        WABCO Automotive UK Limited (England)

              (American Standard Italia S.r.l.- Immediate Parent)
                   WABCO Automotive Italia S.p.A. (Italy)

              (American Standard International Inc.  - Immediate Parent)
                  WABCO-Standard GmbH (Germany)
                      WABCO Fahrzeugsysteme GmbH (Germany)
                           WABCO GmbH & Co. OHG (Germany)

              (WABCO Automotive Holdings Inc. - Immediate Parent)
                      WABCO GmbH (Bonn, Germany)
                           WABCO Perrot Bremsen GmbH (Germany)

PARENTS AND SUBSIDIARIES  -  (Continued)                                 Subsid-
                                                                         iaries*
     Vehicle Control Systems (continued)

              (WABCO GmbH & Co. OHG, American Standard International Inc. and WABCO Automotive Holdings Inc. - Immediate Parents)
                      Sanwab E.B.S. Inc. (Japan)


              (American Standard Inc. - Immediate  Parent)
                  WABCO Automotive Products Limited (Cayman Islands)
                      Shandong Weiming Automobile Products Ltd. (PRC) (70%)



         PLUMBING PRODUCTS

              (American Standard International Inc. and A-S Thai Holdings Ltd.
              - Immediate Parents)
                      American Standard Sanitaryware (Thailand) Public Company Limited (Thailand) (81.3%)

              (American Standard International Inc. - Immediate Parent)
                  American Standard Europe B.V. (Netherlands)
                      AS Deutschland GmbH (Germany)
                      Jado Design Armatur und Beschlag A.G. (Germany)
                           Jado Euro Holding GmbH (Germany)
                               Jado France (France)
                                   Jado UCA (France)
                               Jado Italia (Italy)
                               Jado Iberia Productos Metalurgicos, S.A.
                               (Portugal)
                  CAPP Holdings Limited (Cayman Islands)
                      Industria Centroamericana de Sanitarios,,S.A.
                      (Guatemala) (62.17%)
                      Industria Ceramica Centroamericana, S.A.
                      (Nicaragua) (62.17%)
                      Industria Ceramica Costarricense S.A.
                      (Costa Rica) (62.17%
                      Internacional de Inversiones Diversas, S.A.
                      (Panama) (62.17%)
                      Tecniceramica de Costa Rica, S.A. (Costa Rica) (62.17%)
                  Egyptian American Sanitary Wares Co. S.A.E. (Egypt)   (59.2%)
                  American Standard Philippine Holdings Inc. (Philippines) Standex S.A. (Greece )
                  WABCO-Standard GmbH (Germany)
                          Ceramica Dolomite GmbH (Germany)
                           Ideal Standard GmbH & Co. OHG (Germany)
                               American Standard Korea, Inc. (Korea )
                  Ideal-Standard GmbH (Hannover, Germany)
                  American Standard Foreign Sales Limited (Bermuda)
                      American Standard Foreign Trading Limited (Bermuda)
                           A-S China Plumbing Products Limited (Cayman Islands)
                               (54.76%)
                               Central Hope (China) Limited (Hong Kong)
                                   A-S (China) Co. (PRC)
                               A-S (Tianjin) Consulting Co., Ltd. (PRC)
                               Hua Mei Sanitary Ware Company Ltd. (PRC) (67.58%) Ultrawide Engineering Ltd. (Hong Kong)
                                   Ultrawide (Xinhui) Plumbing Mfg.Co., Ltd.
                                   (PRC) (96.8%)

              (A-S China Plumbing Products Limited and A-S (China) Limited -
                  Immediate Parents)
                  A-S Beijing Enamel Steel Sanitaryware Co, Ltd. (PRC) (68.5%) A-S (Shanghai) Fittings Co., Ltd. ( PRC) (64%)
                  A-S (Shanghai) Pottery Co., Ltd. (PRC) (82%)
                  A-S (Tianjin) Pottery Co., Ltd. (PRC)

              (American Standard International Inc. & American Standard
                  Philippine Holdings Inc.- Immediate Parents
                  Sanitary Wares Manufacturing Corporation (Philippines)
                  (61.99%)

              (WABCO Westinghouse S.A. - Immediate Parent)
                     Sanifrance, S.N.C. (France)

PARENTS AND SUBSIDIARIES  -  (Continued)                                 Subsid-
                                                                         iaries*
     Plumbing Products (continued)

              (Wabco Standard Trane Co. - Immediate Parent)
                     Ideal Standard Wabco Industria e Comercio Ltda.
                     (Brazil) (a)

              (American Standard (U.K.) Limited - Immediate Parent)
                     Ideal-Standard Limited (England)
                      Armitage Shanks International Ltd. (U.K.)
                      Armitage Shanks Ltd. (U.K.)
                      Armitage Shanks (Dublin) Ltd. (Ireland)
                      Armitage Shanks (Ireland) Ltd. (Ireland)
                      Armitage Venesta Washroom Systems Ltd. (U.K.) Qualitas Bathrooms Ltd. (U.K.)
                      Tantofex (Engineers) Limited (U.K.)
                      Tantofex Limited (U.K.)
                      Venesta Cubicles Ltd. (U.K.)
                      Venesta Office Systems Ltd. (U.K)

              (American Standard International Inc. & WABCO Standard TRANE B.V.
                  - Immediate Parents)
                  Ceramic Sanitaryware Pte. (Singapore)
                      Amstan Sanitaryware Inc. (Vietnam)   (84.21%)
                  Egyptian American Industrial Plastics Company S.A.E. (Egypt)
                     (88%)
                  Ideal Standard Bulgaria A.D. (Bulgaria)
                  Ideal Standard (Thailand) Limited (Thailand) (77.14%)
                  Vidima A.D. (Bulgaria) (99%)
                  WABCO Standard Trane Co. (Nova Scotia, Canada) (b)

              (Wabco Standard Trane Co. and Wabco Standard Trane B.V. -
                      Immediate Parents)
                          Ideal-Standard, S.A. de C.V. (Mexico)                2
                            Industria Ceramica del Centro, S.A. de C.V. (Mexico)

              (WABCO Standard Trane B.V. and Sanistan Iberica, S.L. - Immediate
                      Parents)
                      Sanistan B.V. (Netherlands)
                       Keramicke Zavody Teplice, AS (Rep. of Czechoslovakia) (91.48%)

              (American Standard International Inc. & Hermann Trane Harrisburg
                  Inc. - Immediate Parents)
                  PT Indo American Ceramics (Indonesia)

              (WABCO Standard TRANE B.V. - Immediate Parent)
                    Ideal Standard Europe B.V. (Netherlands)                   2
                      American Standard Italia s.r.l. (Italy)
                      Ceramica Dolomite SpA (Italy)
                      Ideal Standard S.A. (Greece)
                      Sanistan Iberica, S.L. (Spain)

              (American Standard International Inc., WABCO Standard TRANE B.V. &
               Egyptian
               American Sanitarywares Co. S.A.E. - Immediate Parents)
                  Islamic Acrylic Company (MISR Acrylic) S.A.E. (Egypt) (94.08%)



         MISCELLANEOUS

                     Standard Europe (EEIG)(France) (c)



     All of the companies listed above operate under their company names and use one or more of the trademarks listed under "Patents and Trademarks" of Item 1 of this annual report on Form 10-K.

         * The number shown under this heading indicates other subsidiaries, not listed by name herein, which are in the same line of business. The name of the immediate parent of such subsidiary or subsidiaries appears opposite the number.

(a)      This subsidiary participates in Plumbing Products and Vehicle Control
         Systems.

(b) This subsidiary participates in Plumbing Products and Air Conditioning Products.

(c) A European Economic Interest Grouping organized by certain French and Italian subsidiaries of the Company.

         There are omitted from the table a number of minor or inactive or name-saving subsidiaries, all of which together would not constitute a significant subsidiary.